UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2007

Westell Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27266	36-3154957
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 North Commons Drive, Aurora, Illinois 60504

(Address of principal Mr. Mader offices) (Zip Code)

Registrant’s telephone number, including area code (630) 898-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2007, Westell Technologies, Inc. (the “Company”) announced that Nicholas C. Hindman Sr. would retire from his position as Senior Vice President and Chief Operating Officer (COO) of the Company effective November 1, 2007. Mr. Hindman will have salary continuation at his current rate of compensation and paid COBRA coverage through October 31, 2008. Pursuant to the terms of the Company’s 2004 Stock Incentive Plan, Mr. Hindman will receive a pro rated share of his restricted stock grant on January 3, 2005 and will have one year from his retirement date to exercise vested stock options.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.
Date: October 16, 2007	By:	/s/ Amy Forster
Amy Forster
Chief Financial Officer